UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 2, 2018

JMP Group LLC
(Exact Name of Registrant as Specified in Charter)

Delaware	001-36802	47-1632931
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 Montgomery Street, Suite 1100, San Francisco, California 94111
(Address of Principal Executive Offices, including zip code)

415-835-8900

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition

On May 2, 2018, JMP Group LLC (the “Company”) issued a press release announcing financial results for its first quarter ended March 31, 2018. A copy of the Company's press release containing this information is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information furnished pursuant to Item 2.02, including Exhibit 99.1, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) and will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, or the Exchange Act, except to the extent that the Company specifically incorporates it by reference.

The information furnished in this report, including Exhibit 99.1, shall not be deemed to constitute an admission that such information or exhibit is required to be furnished pursuant to Regulation FD or that such information or exhibit contains material information that is not otherwise publicly available. In addition, the Company does not assume any obligation to update such information or exhibit in the future.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.
The following exhibits are furnished as part of this Current Report on Form 8-K:

99.1       Press release of the Company dated May 2, 2018.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JMP GROUP LLC

Date:	May 2, 2018	By:	/s/ Raymond Jackson
Raymond Jackson
Chief Financial Officer